Exhibit 99.1
================================================================================
[GRAPHIC OMITTED]                                    OCWEN FINANCIAL CORPORATION
================================================================================
FOR IMMEDIATE RELEASE                       FOR FURTHER INFORMATION, CONTACT:
                                            A. RICHARD HURWITZ
                                            VP, CORPORATE COMMUNICATIONS
                                            T: (561) 682-8575
                                            E: rhurwitz@ocwen.com
                                               ------------------

                      OCWEN FINANCIAL CORPORATION ANNOUNCES
                           1999 SECOND QUARTER RESULTS

1999 SECOND QUARTER HIGHLIGHTS
------------------------------
o CASH EARNINGS, AS DEFINED BELOW, WERE $12.1 MILLION IN THE 1999 SECOND QUARTER, COMPARED TO $8.5 MILLION IN 1998.
o CASH EARNINGS FROM SINGLE FAMILY RESIDENTIAL DISCOUNT LOANS WERE $7.6 MILLION IN THE 1999 SECOND QUARTER, COMPARED TO $0.7 MILLION IN THE 1998 SECOND QUARTER.
o NET INCOME FROM DOMESTIC LOAN SERVICING INCREASED $2.4 MILLION, OR 294% IN THE 1999 SECOND QUARTER COMPARED TO THE 1998 SECOND QUARTER.
o OTX ACQUIRED SYNERGY SOFTWARE, LLC, A LEADING DEVELOPER OF COMMERCIAL AND MULTIFAMILY MORTGAGE SERVICING SYSTEMS IN THE U.S., IN JUNE 1999.
o OCN REPURCHASED 205,300 SHARES OF ITS COMMON STOCK, INITIATING ITS REPURCHASE PLAN OF UP TO SIX MILLION SHARES.

WEST PALM BEACH, FL - (July 30, 1999) Ocwen Financial Corporation (NYSE: OCN) today reported net income for the 1999 second quarter, prior to impairment charges and losses on equity investments, of $22.8 million, or $0.37 per diluted share, compared to net income for the 1998 second quarter, prior to impairment charges on securities available for sale, of $27.4 million, or $0.45 per diluted share. For the six months ended June 30, 1999, the Company reported net income, prior to impairment charges and losses on equity investments, of $32.4 million, or $0.53 per diluted share, compared to net income for the six months ended June 30, 1998, before impairment charges on securities, of $56.6 million, or $0.92 per diluted share.

Cash earnings, defined as net income excluding non-cash gains on securitizations, less impairment charges, and less losses related to the investment in Ocwen Asset Investment Corp. (NYSE: OAC), amounted to $12.1 million in the 1999 second quarter, compared to $8.5 million in 1998. Cash earnings for the six months ended June 30, 1999 amounted to $17.9 million, compared to $19.1 million for the same period in 1998. Pre-tax non-cash gains in the 1999 second quarter were comprised of $10.2 million from Ocwen UK plc and $3.3 million from U.S.
operations.

Including impairment charges and losses on equity investments, the Company reported a net loss of $(3.7) million, or $(0.06) per diluted share, for the 1999 second quarter, compared to a net loss of $(37.9) million, or $(0.62) per diluted share, for the 1998 second quarter. For the six months ended June 30, 1999, the Company reported net income of $5.8 million, or $0.10 per diluted share, compared to a net loss of $(15.6) million, or $(0.26) per diluted share, for the six months ended June 30, 1998.

The loss for the 1999 second quarter was caused by charges totaling $33.2 million, of which $28.8 million related to impairment charges on the securities available for sale portfolio, and the balance related primarily to losses on its investment in OAC. Of the $28.8 million of charges on the securities portfolio, $22.8 million was charged against the Company's residential discount loan

Ocwen Financial Corporation Second Quarter Results
July 30, 1999

subordinates, and $5.8 million was charged against the Company's subprime residuals. The charges were based upon quotes received from broker-dealers and reflected both continuing market illiquidity for these investments and a reduction in fair value due to default rates on the underlying mortgage collateral, which were higher than had been estimated at the time the securities were initially issued.

William C. Erbey, Chairman and CEO, commented, "We continue the long-term strategic transition from capital-intensive business lines to those which generate greater fee-based income streams, specifically our servicing and advanced technology businesses. The 1999 second quarter reflects this transition. For example, net income in our Domestic Loan Servicing operations for the just-completed quarter increased to $3.2 million, or 294% over the same period a year ago. Total servicing fees for the 1999 second quarter increased $5.0 million, or 35% over the same quarter in the prior year, due to a 44% increase in the average unpaid principal balance of loans serviced for others ($10.24 billion in the 1999 second quarter, compared to $7.12 billion in the 1998 second quarter).

"We have made significant progress in our OTX subsidiary with the acquisition of the assets of Synergy Software, LLC, a leading developer of commercial and multifamily loan servicing software in the United States. Synergy is in the final stages of developing its SynergyOPEN(TM) software, an advanced commercial and multifamily mortgage servicing system. The 32-bit, Microsoft(R) Windows-based system employs multi-tier architecture to allow distributed computing. This design represents the next generation of client-server computing and allows the SynergyOPEN(TM) system to scale easily from small companies to the largest multiple-office enterprises. OTX continues to make progress in marketing its REALTransSM e-commerce software solution. Currently, several of the largest domestic mortgage loan participants utilize the software application.

"We intend to lessen our dependency on capital-intensive businesses, reduce our reliance on gain on sale accounting, and re-focus on our core competencies. This transition will slow income recognition but will improve the quality of earnings by increasing its cash component. We intend to continue to curtail our domestic subprime originations and are evaluating our remaining businesses on the basis of their capacity to generate fees. Cash earnings, as defined above, amounted to $12.1 million in the 1999 second quarter, compared to $8.5 million in 1998."75

RECENT ANNOUNCEMENTS
On July 26, 1999, OCN announced that it had signed a definitive merger agreement with Ocwen Asset Investment Corp., a publicly traded real estate investment trust, providing for OCN to acquire OAC for 0.71 shares of OCN common stock for each outstanding share of OAC common stock (other than those OAC shares owned by Ocwen Financial or its subsidiaries). This exchange ratio represents a $5.50 price per share or an approximate 19 percent premium to the closing price of $4 5/8 for OAC common stock on July 23, 1999, based on the closing price of $7 3/4 for Ocwen Financial common stock on that date.

NET (LOSS) INCOME BY BUSINESS SEGMENT
                                             Three Months Ended June 30,  Six Months Ended June 30,
                                             ---------------------------  -------------------------
(Dollars in thousands)                           1999          1998           1999         1998
                                             ------------  -------------  ------------  -----------
 Discount loans:
   Single family residential loans ......... $     (8,865) $       4,520  $     (4,343) $    18,703
   Commercial real estate loans ............        3,298         11,773         6,800       17,057
                                             ------------  -------------  ------------  -----------
                                                   (5,567)        16,293         2,457       35,760

Domestic mortgage loan servicing ...........        3,223            819         6,730        2,323
Investment in low-income housing tax credits        1,452          1,435         2,997        6,394
Commercial real estate lending .............        3,712          5,173         5,850        5,068
UK operations ..............................        9,217          7,449         9,346        7,449
OTX ........................................       (4,256)        (3,146)       (7,261)      (4,248)
Domestic subprime single family residential
  lending ..................................       (2,518)        (4,268)       (2,982)      (3,587)
Investment securities ......................       (1,756)       (47,122)       (1,844)     (53,991)
Equity in earnings (loss) of OAC ...........       (3,268)            --        (3,485)          --
Other ......................................       (3,926)       (14,532)       (6,025)     (10,722)
                                             ------------  -------------  ------------  -----------
                                             $     (3,687) $     (37,899) $      5,783  $   (15,554)
                                             ============  =============  ============  ===========

Ocwen Financial Corporation Second Quarter Results
July 30, 1999

ASSET ACQUISITIONS
                               Three Months Ended June 30,                   Six Months Ended June 30,
                               ---------------------------     Increase     --------------------------      Increase
 (Dollars in thousands)           1999           1998         (Decrease)       1999           1998         (Decrease)
                               -----------    -----------    -----------    -----------    -----------    -----------
 Discount Loan Acquisitions:
   Single family residential.. $   233,207    $   293,900    $   (60,693)   $   274,083    $   335,252    $   (61,169)

   Multi-family residential...      39,275        145,526       (106,251)        71,959        148,506        (76,547)

   Commercial real estate.....     106,989        145,006        (38,017)       131,790        186,199        (54,409)
   Other......................          --          1,323         (1,323)         6,596          6,348            248
                               -----------    -----------    -----------    -----------    -----------    -----------

                               $   379,471    $   585,755    $  (206,284)   $   484,428    $   676,305       (191,877)
                               ===========    ===========    ===========    ===========    ===========    ===========
Subprime Loan Purchases and
   Originations:
    Domestic.................. $    74,958    $   192,799    $  (117,841)   $   235,817    $   697,041    $  (461,224)

   Foreign (Ocwen UK)(1)......     152,965        465,193       (312,228)       293,007        465,193       (172,186)
                               -----------    -----------    -----------    -----------    -----------    -----------
                               $   227,923    $   657,992    $  (430,069)   $   528,824    $ 1,162,234    $  (633,410)
                               ===========    ===========    ===========    ===========    ===========    ===========

   (1) Subprime loan purchases and originations for the three and six month periods ended June 30, 1998 include $419,087 of loans purchased in connection with the acquisition of the U.K. operations of Cityscape Financial Corp.


FORWARD-LOOKING STATEMENTS
CERTAIN STATEMENTS CONTAINED HEREIN ARE NOT BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "CONTINUE," "COULD," "EXPECTED," "INTEND," "MAY," "PRESENT," "WILL," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ALTHOUGH OCN BELIEVES THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED DUE TO RISKS, UNCERTAINTIES, AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE ABILITY OF OCN AND OAC TO CONSUMMATE THEIR PROPOSED MERGER, THE MARKET PRICES OF THE COMMON STOCK OF OCN AND OAC, INTERNATIONAL, NATIONAL, REGIONAL OR LOCAL ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, EFFECTIVENESS OF INTEREST RATE, CURRENCY AND OTHER HEDGING STRATEGIES, LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS, REAL ESTATE INVESTMENT TRUSTS AND REAL ESTATE (INCLUDING REGULATORY FEES, CAPITAL REQUIREMENTS AND INCOME AND PROPERTY TAXATION), UNCERTAINTY OF FOREIGN LAWS, COMPETITIVE PRODUCTS, PRICING AND CONDITIONS (INCLUDING FROM COMPETITORS THAT HAVE SIGNIFICANTLY GREATER RESOURCES THAN OCN), CREDIT, PREPAYMENT, BASIS, DEFAULT, SUBORDINATION AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, ABILITY TO IDENTIFY ACQUISITIONS AND INVESTMENT OPPORTUNITIES MEETING OCN'S INVESTMENT STRATEGY, COURSE OF NEGOTIATIONS AND ABILITY TO REACH AGREEMENT WITH RESPECT TO MATERIAL TERMS OF ANY PARTICULAR TRANSACTION, SATISFACTORY DUE DILIGENCE RESULTS, SATISFACTION OR FULFILLMENT OF AGREED UPON TERMS AND CONDITIONS OF CLOSING OR PERFORMANCE, TIMING OF TRANSACTION CLOSINGS, RECENT EFFORTS TO REFOCUS ON CORE BUSINESSES AND INCREASE LIQUIDITY, DISPOSITIONS, AND WINDING DOWN OF DISCONTINUED BUSINESSES, ACQUISITIONS AND INTEGRATION OF ACQUIRED BUSINESSES, SOFTWARE INTEGRATION, DEVELOPMENT AND LICENSING, AVAILABILITY OF AND COSTS ASSOCIATED WITH OBTAINING ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION), TO MEET COLLATERAL CALLS BY LENDERS (UPON RE-VALUATION OF THE UNDERLYING ASSETS OR OTHERWISE), TO GENERATE REVENUES SUFFICIENT TO MEET DEBT SERVICE PAYMENTS AND OTHER OPERATING EXPENSES AND TO SECURITIZE WHOLE LOANS, AVAILABILITY OF DISCOUNT LOANS FOR PURCHASE, SIZE OF, NATURE OF AND YIELDS AVAILABLE WITH RESPECT TO THE SECONDARY MARKET FOR MORTGAGE LOANS, FINANCIAL, SECURITIES AND SECURITIZATION MARKETS IN GENERAL, ALLOWANCES FOR LOAN LOSSES, GEOGRAPHIC CONCENTRATIONS OF ASSETS (TEMPORARY OR OTHERWISE), TIMELY LEASING OF UNOCCUPIED SQUARE FOOTAGE (GENERALLY AND UPON LEASE EXPIRATION), CHANGES IN REAL ESTATE CONDITIONS (INCLUDING LIQUIDITY, VALUATION, REVENUES, RENTAL RATES, OCCUPANCY LEVELS AND COMPETING PROPERTIES), ADEQUACY OF INSURANCE COVERAGE IN THE EVENT OF LOSS, KNOWN OR UNKNOWN ENVIRONMENTAL CONDITIONS, YEAR 2000 COMPLIANCE, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS, SECURITIES INVESTMENTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OCN'S REPORTS AND FILINGS WITH THE SEC, INCLUDING ITS REGISTRATION STATEMENTS ON FORMS S-1 AND S-3 AND PERIODIC REPORTS ON FORMS 10-Q, 8-K AND 10-K. PLEASE REFER TO EXHIBIT 99.1 INCLUDED WITH THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AND FILED WITH THE SEC, FOR A DESCRIPTION OF MATERIAL RISKS FACED BY THE COMPANY AND ITS SECURITIES HOLDERS.

Ocwen Financial Corporation Second Quarter Results
July 30, 1999

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
                                                             Three Months Ended June 30,       Six Months Ended June 30,
                                                             ----------------------------    ----------------------------
                                                                 1999           1998             1999            1998
----------------------------------------------------------   ------------    ------------    ------------    ------------
Interest income:
  Federal funds sold and repurchase agreements ...........   $      2,059    $      1,404    $      5,454    $      2,437
  Securities available for sale ..........................         15,659           8,728          32,848          16,672
  Loans available for sale ...............................         11,014          25,291          19,144          34,794
  Loans ..................................................          8,878          11,655          15,044          17,917
  Discount loans .........................................         25,553          42,281          55,556          79,078
  Investment securities and other ........................            384           1,532           1,035           2,017
                                                             ------------    ------------    ------------    ------------
                                                                   63,547          90,891         129,081         152,915
                                                             ------------    ------------    ------------    ------------
Interest expense:
  Deposits ...............................................         23,559          28,677          50,387          56,522
  Securities sold under agreements to repurchase .........          2,281           2,062           3,772           3,701
  Advances from the Federal Home Loan Bank ...............             37              --              37             109
  Obligations outstanding under lines of credit ..........          5,293          15,103           9,017          19,623
  Notes, debentures and other interest bearing obligations          6,668           6,734          13,423          13,477
                                                             ------------    ------------    ------------    ------------
                                                                   37,838          52,576          76,636          93,432
                                                             ------------    ------------    ------------    ------------
  Net interest income before provision for loan losses ...         25,709          38,315          52,445          59,483
Provision for loan losses ................................            623           9,675           4,362          11,929
                                                             ------------    ------------    ------------    ------------
  Net interest income after provision for loan losses ....         25,086          28,640          48,083          47,554
                                                             ------------    ------------    ------------    ------------

Non-interest income:
  Servicing fees and other charges .......................         18,929          13,972          37,180          23,696
  (Loss) gain on interest-earning assets, net ............         (5,867)        (48,015)         14,275         (23,261)
  Gain on real estate owned, net .........................          2,677          10,521           3,306          11,547
  Other income ...........................................          9,073           9,771          15,625          15,648
                                                             ------------    ------------    ------------    ------------
                                                                   24,812         (13,751)         70,386          27,630
                                                             ------------    ------------    ------------    ------------
Non-interest expense:
  Compensation and employee benefits .....................         24,330          29,766          51,540          51,247
  Occupancy and equipment ................................          8,732           8,507          19,369          14,925
  Loan expenses ..........................................          2,652           7,357           6,780           9,694
  Net operating loss on investments in real estate and
    Certain low-income housing tax credit interests ......          1,374           1,046           3,221           2,292
  Amortization of excess of purchase price over net
    assets acquired ......................................            257             563             487             934
  Other operating expenses ...............................         10,440           9,010          18,511          11,168
                                                             ------------    ------------    ------------    ------------
                                                                   47,785          56,249          99,908          90,260
                                                             ------------    ------------    ------------    ------------
Distributions on Company-obligated, mandatory redeemable
  securities of subsidiary trust holding solely junior
  subordinated debentures ................................          3,398           3,398           6,797           6,797
Equity in (losses) earnings of investments in
  unconsolidated entities ................................         (3,470)            544          (4,713)            544
                                                             ------------    ------------    ------------    ------------
  (Loss) income before income taxes ......................         (4,755)        (44,214)          7,051         (21,329)
Income tax benefit (expense) .............................            972           6,383          (1,396)          5,810
Minority interest in net loss (income) of consolidated
  subsidiary .............................................             96             (68)            128             (35)
                                                             ------------    ------------    ------------    ------------
  Net (loss) income ......................................   $     (3,687)   $    (37,899)   $      5,783    $    (15,554)
                                                             ============    ============    ============    ============

(Loss) income per share:
  Basic ..................................................   $      (0.06)   $      (0.62)   $       0.10    $      (0.26)
                                                             ============    ============    ============    ============

  Diluted ................................................   $      (0.06)   $      (0.62)   $       0.10    $      (0.26)
                                                             ============    ============    ============    ============

Weighted average common shares outstanding:
  Basic ..................................................     60,730,614      60,713,593      60,765,485      60,682,432
                                                             ============    ============    ============    ============
  Diluted ................................................     60,730,614      60,713,593      60,807,036      60,682,432
                                                             ============    ============    ============    ============

Ocwen Financial Corporation Second Quarter Results
July 30, 1999

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)                                         June 30,      December 31,
                                                                                       1999             1998
                                                                                    ------------    ------------
Assets
Cash and amounts due from depository institutions ...............................   $    107,476    $    120,805
Interest earning deposits .......................................................         18,127          49,374
Federal funds sold ..............................................................         75,000         275,000
Securities available for sale, at fair value ....................................        733,271         593,347
Loans available for sale, at lower of cost or market ............................        132,425         177,847
Investment in capital stock of Federal Home Loan Bank, at cost ..................         10,825          10,825
Loan portfolio, net .............................................................        133,678         230,312
Discount loan portfolio, net ....................................................      1,008,764       1,026,511
Investments in low-income housing tax credit interests ..........................        180,566         144,164
Investment in unconsolidated entities ...........................................         79,958          86,893
Real estate owned, net ..........................................................        183,162         201,551
Investment in real estate .......................................................         22,256          36,860
Premises and equipment, net .....................................................         43,805          33,823
Income taxes receivable .........................................................         36,627          34,333
Deferred tax asset ..............................................................         68,279          66,975
Excess of purchase price over net assets acquired ...............................         17,030          12,706
Principal, interest and dividends receivable ....................................         11,798          18,993
Escrow advances on loans ........................................................        107,097          88,277
Other assets ....................................................................         42,123          99,483
                                                                                    ------------    ------------
                                                                                    $  3,012,267    $  3,308,079
                                                                                    ============    ============
Liabilities and Stockholders' Equity

Liabilities:
   Deposits .....................................................................   $  1,874,553    $  2,175,016
   Securities sold under agreements to repurchase ...............................        133,741          72,051
   Obligations outstanding under lines of credit ................................         94,039         179,285
   Notes, debentures and other interest bearing obligations .....................        279,236         225,000
   Accrued interest payable .....................................................         27,318          33,706
   Accrued expenses, payables and other liabilities .............................         41,928          61,053
                                                                                    ------------    ------------
     Total liabilities ..........................................................      2,450,815       2,746,111
                                                                                    ------------    ------------

Company-obligated, mandatory redeemable securities of subsidiary trust holding
   solely junior subordinated debentures of the Company .........................        125,000         125,000

Minority interest ...............................................................            465             592

Commitments and contingencies

Stockholders' equity:
   Preferred stock, $.01 par value; 20,000,000 shares authorized; 0 shares issued
     and outstanding ............................................................             --              --
   Common stock, $.01 par value; 200,000,000 shares authorized; 60,601,156
     shares issued and outstanding at June 30, 1999, and December 31, 1998 ......            608             608
   Treasury stock, 205,300 shares at June 30, 1999 ..............................         (1,832)             --
   Additional paid-in capital ...................................................        166,262         166,234
   Retained earnings ............................................................        262,953         257,170
   Accumulated other comprehensive income, net of taxes:
      Net unrealized gain on securities available for sale ......................          9,947          14,057
      Net unrealized foreign currency translation loss ..........................         (1,951)         (1,693)
                                                                                    ------------    ------------
     Total stockholders' equity .................................................        435,987         436,376
                                                                                    ------------    ------------
                                                                                    $  3,012,267    $  3,308,079
                                                                                    ============    ============